UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025 (May 19, 2025)
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road,	Charlotte,	North Carolina	28277
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.625% Non-Cumulative Preferred Stock, Series D	BHFAM	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.  Other Events.
On May 19, 2025, Brighthouse Financial, Inc. (the “Company”) received notice from Potemkin Limited (“Potemkin”) of its unsolicited “mini-tender” offer to purchase up to 100,000 shares of the Company’s common stock at an offer price of $36.00 per share. The number of shares subject to Potemkin’s offer represents less than 0.2% of the Company’s common stock outstanding as of the date of the offer.

On May 20, 2025, the Company issued a news release, a copy of which is attached hereto as Exhibit 99.1, informing its shareholders that the Company does not endorse Potemkin’s unsolicited mini-tender offer and recommending that shareholders do not tender their shares. The offer is at a price below the current market price for the Company’s common stock and which is an approximate 41.12% discount to the closing price of the Company’s common stock as of May 19, 2025 ($61.14 per share). Shareholders who tender their shares may withdraw them in the manner described in Potemkin’s offering documents. The tender offer is currently scheduled to expire at 5:00 p.m., New York City time, on September 16, 2025, unless extended or earlier revoked by Potemkin.

The Company is not affiliated or associated in any way with Potemkin, its mini-tender offer, or the offer documentation. Additional information concerning mini-tender offer is included in the news release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	News release of Brighthouse Financial, Inc., dated May 20, 2025, recommending shareholders reject “mini-tender” offer by Potemkin Limited
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Filed herewith.
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Jacob M. Jenkelowitz
Name: Jacob M. Jenkelowitz
Title: Corporate Secretary

Date: May 20, 2025

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